Note 4 - Investments	12 Months Ended
Dec. 31, 2025
EBP 47-0914596 001 [Member]
Notes to Financial Statements
EBP, Fully Benefit-Responsive Investment Contract [Text Block]

Note 4. Investments

The Plan entered into a fully benefit-responsive investment contract with Principal Life Insurance Company. Principal Life Insurance Company maintains the contributions in a guaranteed fund. The account is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. The guaranteed investment contract issuer is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan. The crediting rate is based on a formula established by the contract issuer but may not be less than 1%. The crediting rate is reviewed on a semi-annual basis for resetting. The guaranteed investment contract does not permit the custodian to terminate the agreement prior to the scheduled maturity date.

This contract meets the fully benefit-responsive investment contract criteria and therefore is reported at contract value. Contract value is the relevant measure for fully benefit responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the plan. Contract value, as reported to the Plan by Principal Life Insurance Company, represents contributions made under the contract, plus earnings, less participant withdrawals and administrative expenses.

Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.

The Plan’s ability to receive amounts due is dependent on the issuer’s ability to meet its financial obligations. The issuer’s ability to meet its contractual obligations may be affected by future economic and regulatory developments. To terminate the contract, the Plan must provide at least 12 months’ notice.